UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2010

ADEONA PHARMACEUTICALS, INC.
Exact name of registrant as specified in its charter)

Nevada	1-12584	13-3808303
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3930 Varsity Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 332-7800

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 2, 2010 Adeona Pharmaceuticals, Inc., a Nevada corporation (the “Company”), entered into a Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”) with Seaside 88, LP, a Florida limited partnership (“Seaside”), relating to the offering and sale (the “Offering”) of 1,212,121 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”).  The offering price of the Common Stock at the closing is $.825, which represents a 25% discount from the closing sale price of the Common Stock on June 30, 2010.

The Common Stock Purchase Agreement contains representations and warranties and covenants for each party, which must be true and have been performed at the closing.

The Company has agreed to indemnify and hold harmless Seaside against certain liabilities in connection with the issuance and sale of the Shares under the Common Stock Purchase Agreement.

The Company raised gross proceeds of $1,000,000 at the Closing, before estimated offering expenses of approximately $130,000, which includes placement agent fees.

The Offering is made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-166750), which was declared effective by the Securities and Exchange Commission on June 14, 2010.  The Company, pursuant to Rule 424(b) under the Securities Act of 1933, has filed with the Securities and Exchange Commission a prospectus supplement relating to the Offering.

In connection with the Offering, pursuant to a placement agency agreement (the “Placement Agent Agreement”) entered into by and between Enclave Capital LLC (“Enclave”) and the Company on July 2, 2010, the Company will pay Enclave a cash fee representing 7% of the gross purchase price paid by Seaside for the Shares at the closing.  In addition, at the closing, the Company will issue Enclave, or its permitted assigns, a five-year warrant to purchase the number of shares of common stock of the Company equal to 5% of the number of Shares issued to Seaside at such closing, or up to 60,606 shares of Common Stock.  The warrants provide for cashless exercise in the event there is no registration statement covering the underlying warrant shares.  The exercise price per share will be equal to $1.32.

On July 6, 2010, the Company issued a press release announcing the Common Stock Purchase Agreement and closing.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

 The foregoing is only a summary of the material terms of the Common Stock Purchase Agreement, the Placement Agent Agreement and the form of the warrant issued to the placement agent and does not purport to be a complete description of the rights and obligations of the parties thereunder.  The foregoing description of the Common Stock Purchase Agreement is qualified in its entirety by reference to the Common Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.   The foregoing description of the Placement Agent Agreement, and the form of warrant issued to the placement agent is qualified in its entirety by reference to the Placement Agent Agreement, and the form of warrant issued to the placement agent, which are filed as Exhibits 1.1 and 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits.

Exhibit Number	Description
1.1	Placement Agency Agreement, dated July 2, 2010, by and between Adeona Pharmaceuticals, Inc. and Enclave Capital LLC.
4.1	Form of Warrant issued to Enclave Capital LLC in connection with the Placement Agency Agreement attached as Exhibit 1.1 hereto

10.1	Common Stock Purchase Agreement dated July 2, 2010 by and between Adeona Pharmaceuticals, Inc. and Seaside 88, LP.

99.1	Press Release, dated July 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEONA PHARMACEUTICALS, INC.

Date: July 6, 2010	/s/ Dr. James S. Kuo
Chief Executive Officer
(principal executive officer)

EXHIBIT INDEX

Exhibit Number	Description
1.1	Placement Agency Agreement, dated July 2, 2010, by and between Adeona Pharmaceuticals, Inc. and Enclave Capital LLC.

4.1	Form of Warrant issued to Enclave Capital LLC in connection with the Placement Agency Agreement attached as Exhibit 1.1 hereto

10.1	Common Stock Purchase Agreement dated July 2, 2010 by and between Adeona Pharmaceuticals, Inc. and Seaside 88, LP.

99.1	Press Release, dated July 6, 2010.